Investor Presentation March 2021 Exhibit 99.1

Important Information 2 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for the quarter ending May 1, 2021 found within this presentation. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the projected impact of COVID-19 on the Company’s business operating results, cash flows and/or financial condition and the impacts of the measures the Company has taken in response to COVID-19, the Company’s ability to effectively execute its business and capital plans, business and economic conditions and trends in the telecommunications industry affecting the Company’s customers, customer capital budgets and spending priorities, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, preliminary purchase price allocations of acquired businesses, expected benefits and synergies of acquisitions, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the related impact to the Company’s backlog from project cancellations, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company’s ability to generate sufficient cash to service its indebtedness, restrictions imposed by the Company’s credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on March 9, 2021 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

Dycom Overview 3 Operates throughout the continental United States Nationwide footprint with more than 40 operating subsidiaries and over 14,250 employees Strong revenue base and customer relationships Contract revenues of $3.199 billion for Fiscal 2021, compared to $3.340 billion for Fiscal 2020 Non-GAAP Adjusted EBITDA for Fiscal 2021 of $311.0 million, or 9.7% of contract revenues, compared to $310.0 million, or 9.3% of contract revenues, for Fiscal 2020 Non-GAAP Adjusted Diluted Earnings per Common Share of $2.54 for Fiscal 2021, compared to $2.27 for Fiscal 2020 Solid financial profile Strong liquidity of $570.5 million at Q4 2021 Reduced notional net debt by $276.4 million during Fiscal 2021 Leading supplier of specialty contracting services to telecommunication providers

4 Industry Update Major industry participants constructing or upgrading significant wireline networks across broad sections of the country generally designed to provision 1 gigabit network speeds directly to consumers or wirelessly using 5G technologies Industry effort to deploy high capacity fiber networks continues to meaningfully broaden Dycom’s set of opportunities Access to high capacity telecommunications increasingly crucial to society in the time of the COVID-19 pandemic, especially in rural America Wide and active participation in FCC RDOF auction augurs well for dramatically increased rural network investment supported by private capital that is expected to be significantly more than the FCC subsidy for some of the participants Industry Increasing Network Bandwidth Dramatically Dycom’s scale and financial strength position it well to deliver valuable services to its customers COVID-19 Near Term Impacts Dycom is currently providing services for 1 gigabit full deployments and converged wireless/wireline multi-use network deployments across the country in numerous geographical areas to multiple customers, including customers who have initiated broad fiber deployments as well as customers who will shortly resume broad deployments and with whom order flow has recently increased markedly Fiber network deployment opportunities are increasing in rural America as new industry participants respond to emerging societal incentives Dycom continues to provide integrated planning, engineering and design, procurement and construction and maintenance services to several industry participants Near term, macro-economic effects and uncertainty may influence the execution of some customer plans Customers continue to be focused on the possible macro-economic effects of the pandemic on their business with particular focus on SMB dislocations and overall consumer confidence and credit worthiness Some uncertainty is seen in the overall municipal environment as authorities continue to manage the general effects of the pandemic on permitting and inspection processes

Industry Drivers 5 Fiber deployments enabling new wireless technologies are underway in many regions of the country Telephone companies are deploying FTTH to enable 1 gigabit high speed connections and, increasingly, rural electric utilities are doing the same Cable operators are deploying fiber to small and medium businesses and enterprises, partly in anticipation of the customer sales process; deployments to expand capacity as well as new build opportunities are underway Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing, particularly upstream Customers are consolidating supply chains creating opportunities for market share growth and increasing the long- term value of Dycom’s maintenance and operations business Strong award activity and emerging breadth in Dycom’s business despite challenging economic backdrop Remain encouraged that Dycom’s major customers are committed to multi-year capital spending initiatives

344 483 - 50 100 150 200 250 300 350 400 450 500 G ig a b y te s Weighted Average Data Consumed per Month 4Q-19 4Q-20 Strong Secular Trend 6 North America Internet Protocol Traffic vs. GDP Growth Strong and stable growth in IP traffic even in times of GDP decline Telecommunications networks fundamental to economic progress Data Usage Growth & Broadband Speeds Sources: U.S. Telecom, The Broadband Association; Cisco Visual Networking Index; U.S. National Bureau of Economic Analysis The average subscriber now consumes 480+ GB per month, an increase of 40% from Q4 2019 79% of these subscribers are provisioned at speeds of 100+ Mbps Increasing consumer demand for bandwidth continues to drive fiber deployments by telecom providers Source: OpenVault Broadband Industry Reports (140,000) (120,000) (100,000) (80,000) (60,000) (40,000) (20,000) - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 (35)% (30)% (25)% (20)% (15)% (10)% (5)% 0% 5% 10% 15% 20% 25% 30% 35% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 N o rt h A m e ri ca I P T ra ff ic (P e ta b yt e s p e r M o n th ) Q u a rt e rl y G D P C h a n g e 22% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Provisioned Speed Tiers of Broadband Subscribers <100 Mbps 100+ Mbps

7 Key Driver: High Bandwidth Deployments Verizon AT&T When it comes to our 5G and investing our business, we have a big year in front of us in 2021. Again, we're going to almost double the amount of 5G Ultra Wideband sites. We're going to have 14,000 new sites coming in during 2021. That will enable us to continue to increase with plus 20 cities when it comes to 5G Ultra Wideband and we're also going to add some plus 25 home cities. At the same time, focusing very much on the 5G mobile edge compute with 10 more sites when it comes to the public side. “ ” - Hans Vestberg, CEOVerizon Communications, Inc. – January 2021 Companies deploying fiber-to-the-home, fiber-to-the-node, and fiber-to-the-building technologies to enable 1 gigabit connections Data transmission speeds dramatically increasing 0 1,000 2,000 3,000 4,000 5,000 6,000 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 F ib e r B ro a d b a n d S u b s c ri b e rs ( 0 0 0 s ) 5 12 3231 61 86 0 10 20 30 40 50 60 70 80 90 2019 2020 2021 M a rk e ts C o n n e c te d 5G Home 5G Mobile The significance of fiber broadband continues to expand not just as a superior fixed access technology but also is the foundational layer for empowering 5G connections and business connectivity. We added more than 1 million new AT&T fiber customers in each of the past three years. And in addition to baseline growth of nearly 1 million new homes and business locations, we'll build out about 2 million additional fiber- served locations for a total of 3 million new fiber-capable locations as part of our integrated fiber strategy this year. - John Stankey, CEO AT&T, Inc. – February 2021 “ ”

Key Driver: 5G Deployment 8 Growth in Number of Small Cells Wireless carriers are increasing 4G capacity and augmenting 4G with new 5G technologies creating growth opportunities in the near to intermediate term Number of small cells are predicted to exceed 1,000,000 by 2027; hundreds of thousands of small cells will need to be deployed in the next few years to meet growing demands Emerging wireless technologies driving significant wireline deployments Wireline deployments are the foundational element of what is expected to be a decades long deployment of fully converged wireless/wireline networks that will enable high bandwidth, low latency 5G applications Source: Rysavy Research LLC and Wells Fargo Securities, LLC. If you think about the capital cost associated with building Small Cell networks, about 80%, 85% of the total cost of building those networks is in the Fiber itself…based on the type of infrastructure that has to be deployed in order to achieve a Small Cell solution for the carriers, the majority of the – think about the revenue and the underlying cost associated with that – is going to be in the Fiber asset, the Fiber asset itself. “ ” - Jay Brown, CEOCrown Castle International Corp. – April 2020

9 Dycom is well-positioned to benefit from future growth opportunities Complete Lifecycle Services Crucial to Customers’ Success PROCUREMENT INSTALLATION CONSTRUCTION ENGINEERING & DESIGN Wireline Wireless MAINTENANCE PROGRAM MANAGEMENT Fiscal 2021 Revenue by Customer Type: 89.1% Telecommunications 7.2% Underground Locating 3.7% Electric/Gas Utilities & Other Intensely Focused on Telecommunications Market Wireless/Wireline Converged

Local Credibility, National Capability Operating Subsidiaries

11 Well Established Customers Q4 2021 Organic Growth (Decline): (6.2)% (15.5)% 25.3% Total Customers Top 5 Customers All Other Customers 28.8% Comcast Top 5 customers represented 69.4% and 77.2% of contract revenues in Q4 2021 and Q4 2020, respectively Fiber construction revenue from electrical utilities increased organically 125% year-over-year and was $44.1 million, or 5.9% of contract revenues, in Q4 2021 Q4 2021 % of contract revenues from customers #6 through #10: 2.8% 2.5% 2.5% 1.2% 1.0% Frontier Customer #7 Charter Dominion Energy Ziply Fiber

Durable Customer Relationships 12 $ Millions 26% 23% 22% 22% 26% 74% 77% 78% 78% 74% $2,954 $2,978 $3,128 $3,340 $3,199 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2017 2018 2019 2020 2021 C u st o m e r C o n tr a ct R e ve n u e s Trailing Twelve Months Ended January2 Top 5 Customers All Other Customers $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2017 2018 2019 2020 2021 C u st o m e r C o n tr a ct R e ve n u e s Trailing Twelve Months Ended January2 Verizon Lumen Technologies AT&T Comcast Windstream Charter

Anchored by Long-Term Agreements 13 Dycom is party to hundreds of MSA’s and other agreements with customers that extend for periods of one or more years Generally multiple agreements maintained with each customer Master Service Agreements (MSA’s) are multi-year, multi-million dollar arrangements covering thousands of individual work orders generally with exclusive requirements; majority of contracts are based on units of delivery Backlog at $6.810 billion as of Q4 2021 Revenue by Contract Type for Fiscal 2021 $2.723 $2.639 $2.524 $2.716 $2.512 $2.455 $2.339 $2.787 $7.051 $6.691 $6.349 $7.314 $6.442 $6.441 $5.412 $6.810 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ B il li o n s Backlog3 Next 12 month backlog 71.7% 18.3% 10.0% Master Service Agreements Long-term contracts Short-term contracts

Cap-Ex, net $1,053 Business Acquisitions $618 Share Repurchases $540 Cash on Hand, $96 Cash Flow from Operations $1,684 Other Cash Flow $431 Sources of Cash Uses of Cash 10+ Years of Robust Cash Flow Generation 14 Fiscal 2011 – Fiscal 2021 Robust cash flow generation and prudent capital allocation provide strong foundation for returns Strong operating cash flow of $1.684 billion over 10+ years Prudent approach to capital allocation: $540 million invested in share repurchases $618 million invested in business acquisitions $1,053 million in cap-ex, net of disposals $2,211 $2,211

Financial Update

Financial Overview 16 Strong market opportunities Solid financial profile Strong liquidity of $570.5 million at Q4 2021 Reduced notional net debt by $276.4 million during Fiscal 2021 Contract revenues of $3.199 billion for Fiscal 2021, compared to $3.340 billion for Fiscal 2020 Non-GAAP Adjusted EBITDA for Fiscal 2021 of $311.0 million, or 9.7% of contract revenues, compared to $310.0 million, or 9.3% of contract revenues, for Fiscal 2020 Non-GAAP Adjusted Diluted Earnings per Common Share of $2.54 for Fiscal 2021, compared to $2.27 for Fiscal 2020

$3,067 $2,978 $3,128 $3,340 $3,199 FY 2017 4 Qtrs Ended Jan 2018 FY 2019 FY 2020 FY 2021 $ M il li o n s 2 $442 $383 $330 $310 $311 14.4% 12.9% 10.5% 9.3% 9.7% FY 2017 4 Qtrs Ended Jan 2018 FY 2019 FY 2020 FY 2021 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA % $ M il li o n s 2 14.1% (0.2)% 3.6% 8.3% (6.1)% FY 2017 4 Qtrs Ended Jan 2018 FY 2019 FY 2020 FY 2021 Annual Trends 17 Growth in Contract Revenues Non-GAAP Organic Growth (Decline) %1 Non-GAAP Adjusted Diluted EPS 2 $5.26 $3.88 $2.78 $2.27 $2.54 FY 2017 4 Qtrs Ended Jan 2018 FY 2019 FY 2020 FY 2021 2

$834 $884 $884 $738 $814 $824 $810 $751 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $ M il li o n s Quarterly Trends 18 Contract Revenues Non-GAAP Adjusted EBITDA $74 $100 $92 $45 $70 $103 $93 $46 8.8% 11.3% 10.4% 6.0% 8.6% 12.5% 11.5% 6.1% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA % $ M il li o n s

Debt Summary Q3 2021 Q4 2021 $ Millions 0.75% Convertible Senior Notes, mature Sept 2021: $ 58.3 $ 58.3 Senior Credit Facility, matures Oct 2023: 4 Term Loan Facility 427.5 421.9 Revolving Facility 85.0 105.0 Total Notional Amount of Debt $ 570.8 $ 585.1 Less: Cash and Equivalents 12.0 11.8 Notional Net Debt 7 $ 558.7 $ 573.4 Cash Flow Summary Q4 2020 Q4 2021 $ Millions Cash provided by (used in) operating activities $ 191.8 $ 102.4 Capital expenditures, net of disposals $ (15.8) $ (20.4) (Repayments) Borrowings on Senior Credit Facility $ (108.6) $ 14.4 Repurchase of common stock $ - $ (100.0) Other financing & investing activities, net $ (0.4) $ 0.1 Total Days Sales Outstanding ("DSO") 6 130 136 ($276.4) Liquidity Overview 19 Repurchased 1,324,381 common shares for $100 million, at an average price of $75.51 per share during Q4 2021 Reduced notional net debt by $276.4 million during Fiscal 2021 Strong liquidity5 of $570.5 million at Q4 2021 Robust operating cash flows of $102.4 million during Q4 2021 and $381.8 million during fiscal 2021 from prudent working capital management Capital expenditures, net of disposals for fiscal 2022 anticipated at $150 - $160 million 7 7 7

Capital Allocated to Maximize Returns 20 Focus on organic growth opportunities through strategic capital investments in the business Dycom is committed to maximizing long term returns through prudent capital allocation Repurchased 25.2 million shares for approximately $758 million from fiscal 2006 through fiscal 2021 $150.0 million authorization available for share repurchases through August 2022 Invest in Organic Growth Shares Repurchases Pursue Complementary Acquisitions Selectively acquire businesses that complement our existing footprint and enhance our customer relationships Acquisitions have further strengthened Dycom’s customer base, geographic scope, and technical service offerings

21 Questions and Answers

Outlook 22 For Q1 2022, as compared sequentially to Q4 2021, the Company expects contract revenues to range from in-line to modestly lower and Non-GAAP Adjusted EBITDA as a percentage of contract revenues to range from in-line to modestly higher The Company believes that, in addition to other factors, the impact of the COVID-19 pandemic on its operating results, cash flows and financial condition is uncertain, unpredictable and could affect its ability to achieve these expected financial results This slide was used on March 3, 2021 in connection with the Company’s conference call for its fiscal 2021 fourth quarter results. This information is provided for your reference only and should not be interpreted as a reiteration of these projections by the Company at any time after the date originally provided. Reference is made to slide 2 titled “Important Information” with respect to these slides. The information and statements contained in this slide that are forward-looking are based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on March 3, 2021 and March 4, 2021.

Notes

1) Organic growth (decline) % adjusted for revenues from acquired businesses, storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company's 52/53 week fiscal year, when applicable.
2) Due to the change in the Company's fiscal year end, the Company's fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. For comparative purposes all amounts provided are for 4 Quarters Ended January.
3) The Company's backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company's backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles ("GAAP") and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company's industry often disclose a calculation of their backlog; however, the Company's methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships.
4) As of both January 30, 2021 and October 24, 2020 , the Company had $52.2 million of standby letters of credit outstanding under the Senior Credit Facility.
5) Liquidity represents the sum of the Company's availability on its revolving facility as defined by the Company's Senior Credit Facility and available cash and equivalents.
6) DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities (formerly referred to as billings in excess of costs and estimated earnings) divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.
7) Notional net debt as of Q4 2020, Q1 2021, and Q2 2021 consisted of the following:

Debt Summary		**Q4 2020**		**Q1 2021**		**Q2 2021**
$ Millions						
0.75% Convertible Senior Notes, mature Sept 2021:	$	460.0	$	293.0	$	58.3
Senior Credit Facility, matures Oct 2023:[4]						
Term Loan Facility		444.4		438.8		433.1
Revolving Facility		-		675.0		200.0
Total Notional Amount of Debt	**$**	**904.4**	**$**	**1,406.7**	**$**	**691.4**
Less: Cash and Equivalents		**54.6**		**643.9**		**22.5**
Notional Net Debt	**$**	**849.8**	**$**	**762.9**	**$**	**668.9**

23

DYCOM